UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2017

Black Creek Industrial REIT IV Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-200594	61-1577639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.                            Entry into a Material Definitive Agreement.

The information discussed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Ameriprise Financial Selected Dealer Agreement

On September 15, 2017, Black Creek Industrial REIT IV Inc. (the “Company”), BCI IV Advisors LLC (the “Advisor”), Black Creek Capital Markets, LLC (the “Dealer Manager”) and BCI IV Advisors Group LLC (the “Sponsor, and, collectively with the Company, the Advisor and the Dealer Manager, the “Issuer Entities”) entered into a selected dealer agreement (the “Selected Dealer Agreement”) with Ameriprise Financial Services, Inc. (“Ameriprise Financial”). Pursuant to the Selected Dealer Agreement, Ameriprise Financial will act as a selected dealer whereby Ameriprise Financial will offer and sell, on a best efforts basis, a maximum of $2,000,000,000 in Class T shares of the Company’s common stock (the “Shares”) pursuant to the Company’s initial public offering (the “Offering”). With respect to the Offering, the Company has initially allocated $1,500,000,000 in shares to be offered in the primary offering (the “Primary Offering”) and $500,000,000 in shares to be offered pursuant to the Company’s distribution reinvestment plan (the “DRIP”), in any combination of Class T shares, Class W shares and Class I shares.

Pursuant to the terms of the Selected Dealer Agreement, Ameriprise Financial generally will be paid, with respect to each Share sold by Ameriprise in the Primary Offering: (i) a sales commission equal to 2.0% of the price of each Share; and (ii) an annual distribution fee equal to 1.0% of the net asset value (“NAV”) per Share; provided, that the amount of the distribution fee paid to Ameriprise Financial will not to exceed a total of 3.0% of the gross proceeds from the sale of Shares by Ameriprise Financial in the Primary Offering.  Until the Company initially reports an NAV per Share, the NAV per Share will be deemed to equal $10.00 per Share for purposes of calculating the distribution fee.

Pursuant to the terms of the Selected Dealer Agreement, the Company is required to disclose an estimated NAV per share based upon a valuation determined by an independent valuation firm as of a date no later than June 30, 2018.

Cost Reimbursement Agreement

On September 15, 2017, the Issuer Entities and American Enterprise Investment Services Inc. (“AEIS”) entered into a cost reimbursement agreement (the “Cost Reimbursement Agreement”).  Pursuant to the Cost Reimbursement Agreement, AEIS will perform certain broker dealer services including, but not limited to, distribution, marketing, administration and stockholder servicing support (the “Cost Reimbursement Services”). Cost Reimbursement Services performed by AEIS will further include product due diligence, training and education, and other support-related functions.  As consideration for the Cost Reimbursement Services, AEIS will be entitled to receive marketing fees and expense reimbursements, including reimbursements for mutually agreed upon technology costs incurred by Ameriprise and AEIS associated with the Primary Offering, related costs and expenses and other costs and expenses related to the marketing of the Shares and the ownership of Shares by Ameriprise Financial’s customers, including fees to attend conferences.

Subject to certain limitations set forth in the Selected Dealer Agreement, the Issuer Entities, jointly and severally, agree to indemnify, defend and hold harmless Ameriprise Financial and AEIS and each person, if any, who controls Ameriprise Financial and AEIS within the meaning of the Securities Act of 1933, as amended, against losses, liability, claims, damages and expenses caused by certain untrue or alleged untrue statements, or omissions or alleged omissions of material fact made in connection with the Offering or in certain filings with the Securities and Exchange Commission and certain other public statements, or the breach by the Issuer Entities or any employee or agent acting on their behalf, of any of the representations, warranties, covenants, terms and conditions of the Selected Dealer Agreement and the Cost Reimbursement Agreement. In addition, the Company has agreed to reimburse certain principals of the Sponsor for any amounts they are required to pay with respect to certain limited funding obligations to Ameriprise Financial and AEIS that they may incur concerning these matters.

The foregoing descriptions of the Selected Dealer Agreement and Cost Reimbursement Agreement do not propose to be complete in scope and are qualified in their entirety by the full text of the Selected Dealer Agreement and the Cost Reimbursement Agreement, which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 2.03.                            Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

On September 18, 2017, BCI IV Operating Partnership LP (the “Borrower”), a wholly-owned subsidiary of the Company, entered into a credit facility agreement with an initial revolving loan commitment of $100.0 million (the “Credit Facility”).  The lenders providing commitments pursuant to the Credit Facility agreement are Wells Fargo Bank, National Association, as Administrative Agent and as a lender, Bank of America, N.A., as Syndication Agent and as a lender, U.S. Bank National Association, as Documentation Agent and as a lender, and JPMorgan Chase Bank, N.A., as a lender (collectively, the “Lenders”). Wells Fargo Securities, LLC serves as Joint Lead Arranger and Joint Bookrunner, Merrill Lynch, Pierce, Fenner & Smith Incorporated serves as Joint Lead Arranger and Joint Bookrunner and U.S Bank National Association serves as Joint Lead Arranger. The Credit Facility provides the Borrower with the ability from time to time to increase the size of the commitments by up to an additional $500.0 million, for a total of up to $600.0 million, subject to the receipt of lender commitments and satisfaction of other conditions. Any increase to the size of the Credit Facility may be in the form of an increase in the aggregate revolving loan commitments, the establishment of a term loan, or a combination of both. The maturity date of the Credit Facility agreement is September 18, 2020, and may be extended pursuant to two one-year extension options, subject to the Borrower’s continuing compliance with certain financial covenants, the payment of an extension fee and the satisfaction of other customary conditions.

At the Borrower’s election, borrowings under the Credit Facility will be charged interest based on LIBOR plus a margin ranging from 1.60% to 2.50%, or on an alternative base rate plus a margin of 0.60% to 1.50%, each depending on the Company’s consolidated leverage ratio. Customary fall-back provisions apply if LIBOR is unavailable. The alternative base rate is equal to (i) the greatest of (a) the prime rate announced from time to time by Wells Fargo Bank, National Association, (b) the Federal Funds Effective Rate plus 0.5%, and (c) LIBOR plus 1.0%. If either of the primary rate or the alternative base rate is less than zero, it will be deemed to be zero for purposes of the Credit Facility.

In addition to interest, the Borrower must pay a quarterly unused fee that equals the amount of the revolving loan commitment unused by the Borrower on a given day multiplied by either (i) 0.20% on an annualized basis if more than 50% of the revolving loan commitment is being used or, (ii) 0.25% on an annualized basis if 50% or less of the revolving loan commitment is being used. The Borrower is also required to pay certain participation and other fees in connection with any letters of credit issued under the Credit Facility.

Borrowings under the Credit Facility will be available for general business purposes, including but not limited to debt refinancing, property acquisitions, new construction, renovations, expansions, tenant improvement, refinancing of existing lines, financing acquisitions of permitted investments, and closing costs and equity investments primarily associated with commercial real estate property acquisitions or refinancings. Borrowings under the Credit Facility will be guaranteed by the Company and certain of its subsidiaries. In addition, a pledge of equity interests in the Company’s subsidiaries that directly own unencumbered properties shall be provided until such time as the Company elects to terminate such pledges, subject to satisfaction of certain financial covenants, including but not limited to the Company having a “total asset value” (as defined in the Credit Facility) of at least $500.0 million, provided that there is no default. As of September 21, 2017, the Company did not own any properties. Accordingly, there were no amounts outstanding under the Credit Facility.

The Credit Facility requires the maintenance of certain financial and borrowing base covenants including covenants concerning: (i) consolidated tangible net worth; (ii) consolidated fixed charge coverage ratio; (iii) consolidated leverage ratio; (iv) secured indebtedness; (v) secured recourse indebtedness; (vi) unencumbered property pool debt yield; (vii) unencumbered interest coverage ratio; (viii) unencumbered property pool leverage ratio; and (ix) unencumbered property pool criteria.

In addition, the Credit Facility contains customary affirmative and negative covenants which, among other things, require the Borrower to deliver to the Lenders specified quarterly and annual financial information, and limit the Borrower and/or its subsidiaries, subject to various exceptions and thresholds from: (i) creating liens (other than certain permitted liens) on the unencumbered property pool; (ii) merging with other companies or changing ownership interest; (iii) selling all or substantially all of its assets or properties; (iv) permitting certain transfers of a material interest in the Borrower; (v) entering into transactions with affiliates, except on an arms-length basis; (vi) making certain types of investments; (vii) if in default under the Credit Facility, paying certain distributions or certain other payments to affiliates; and (viii) incurring indebtedness (subject to certain permitted indebtedness).

The Credit Facility permits voluntary prepayment of principal and accrued interest without premium or penalty and contains various customary events of default, which are described therein. As is customary in such financings, if an event of default occurs under the Credit Facility, the Lenders may accelerate the repayment of amounts outstanding under the Credit Facility and exercise other remedies subject, in certain instances, to the expiration of an applicable cure period.

The preceding summary does not purport to be a complete summary of the Credit Facility and is qualified in its entirety by reference to the Credit Facility agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01.                            Financial Statements and Exhibits.

(d)	Exhibits.

10.1

Selected Dealer Agreement, dated as of September 15, 2017, by and among Black Creek Industrial REIT IV Inc., BCI IV Advisors LLC, Black Creek Capital Markets, LLC, BCI IV Advisors Group LLC, and Ameriprise Financial Services, Inc.

10.2

Cost Reimbursement Agreement, dated as of September 15, 2017, by and among Black Creek Industrial REIT IV Inc., BCI IV Advisors LLC, Black Creek Capital Markets, LLC, BCI IV Advisors Group LLC, and American Enterprise Investment Services Inc.

10.3

Credit Agreement, dated September 18, 2017, by and among BCI IV Operating Partnership LP, a Delaware limited partnership, as the Borrower; the lenders from time to time who are parties thereto; Wells Fargo Bank, National Association, as Administrative Agent; Bank of America, N.A., as Syndication Agent; U.S. Bank, N.A., as Documentation Agent; Wells Fargo Securities, LLC, as Joint Lead Arranger and Joint Bookrunner; Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arranger and Joint Bookrunner; and U.S. Bank, N.A., as Joint Lead Arranger.

Forward Looking Statement

This Current Report on Form 8-K contains forward-looking statements (such as those concerning the sale of shares by Ameriprise and the provision of Cost Reimbursement Services by AEIS) that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, risks associated with Ameriprise’s ability to sell the shares, risks associated with AEIS’s ability to provide Cost Reimbursement Services, and those risks set forth in the Company’s filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. The Company cannot assure you that it will attain its investment objectives.

EXHIBIT INDEX

10.1

Selected Dealer Agreement, dated as of September 15, 2017, by and among Black Creek Industrial REIT IV Inc., BCI IV Advisors LLC, Black Creek Capital Markets, LLC, BCI IV Advisors Group LLC, and Ameriprise Financial Services, Inc.

10.2

Cost Reimbursement Agreement, dated as of September 15, 2017, by and among Black Creek Industrial REIT IV Inc., BCI IV Advisors LLC, Black Creek Capital Markets, LLC, BCI IV Advisors Group LLC, and Ameriprise Enterprise Investment Services Inc.

10.3

Credit Agreement, dated September 18, 2017, by and among BCI IV Operating Partnership LP, a Delaware limited partnership, as the Borrower; the lenders from time to time who are parties thereto; Wells Fargo Bank, National Association, as Administrative Agent; Bank of America, N.A., as Syndication Agent; U.S. Bank, N.A., as Documentation Agent; Wells Fargo Securities, LLC, as Joint Lead Arranger and Joint Bookrunner; Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arranger and Joint Bookrunner; and U.S. Bank, N.A., as Joint Lead Arranger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK CREEK INDUSTRIAL REIT IV INC.

September 21, 2017	By:	/s/ THOMAS G. MCGONAGLE
	Name:	Thomas G. McGonagle
	Title:	Managing Director, Chief Financial Officer